SUPPLEMENT DATED JULY 21, 2014

TO PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
KMA VARIABLE ACCOUNT

1.	Effective immediately, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company.

As a result of the name change, all references throughout the Prospectus to Sun Life Assurance Company of Canada (U.S.) are hereby deleted and replaced by Delaware Life Insurance Company and all references to Sun Life (U.S.) are hereby deleted and replaced by Delaware Life.

2.	The section in the Prospectus entitled “SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

The Variable Account was established on January 9, 1980, pursuant to the provisions of Rhode Island law, as a segregated investment account. The Variable Account meets the definition of “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Preferred Advisor 7/2014